SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2013

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2013, our Board of Directors elected Stephen C. Farrell as a director to fill a vacancy that was created by the death of Abraham E. Cohen.

Mr. Farrell currently serves as Chief Executive Officer and Director of Convey Health Solutions (formerly known as NationsHealth, Inc.), a healthcare business process outsourcing company headquartered in Sunrise, Florida. Convey Health Solutions utilizes both technology and staff to manage end-to-end insurance processes for business clients. Before joining Convey Health Solutions in 2011, he served as President of PolyMedica Corporation, a publicly traded provider of diabetes supplies and related services that was acquired in 2007 by Medco Health Solutions. During his eight year tenure at PolyMedica, Mr. Farrell served as its President, Chief Operating Officer, and as Chief Financial Officer, Chief Compliance Officer, and Treasurer. Mr. Farrell previously served as Executive Vice President and Chief Financial Officer of Stream Global Services, Inc., a business process outsourcing company. Earlier in his career, Mr. Farrell served as Senior Manager at PricewaterhouseCoopers LLP. Mr. Farrell holds an A.B. from Harvard University, and an M.B.A. from the Darden School at the University of Virginia. Mr. Farrell currently serves on the board and is chairman of the Audit Committee of Questcor Pharmaceuticals, Inc., a biopharmaceutical company focused on the treatment of patients with serious, difficult-to-treat autoimmune and inflammatory disorders.

Compensation

As a non-employee director of BioTime, Mr. Farrell will receive an Annual Fee of $15,000 in cash, plus $1,000 for each regular or special meeting of the Board of Directors he attends, and options to purchase 20,000 common shares under our 2012 Equity Incentive Plan.  The Annual Fee of cash will be paid, and the stock options granted will vest and become exercisable, in four equal quarterly installments, provided that Mr. Farrell remains a director on the last day of the applicable quarter.  The options will expire if not exercised five years from the date of grant.  The exercise price of the options granted to Mr. Farrell is $4.12 per share.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release Dated March 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date:	March 12, 2013	By:	/s/ Michael D. West
Chief Executive Officer

Exhibit Number	Description
99.1	Press Release Dated March 12, 2013.

4